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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 August 23, 2006

                                   NUVIM, INC.
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             (Exact name of Registrant as specified in its charter)

                        Commission File Number 000-50508

           Delaware                                              13-4083851
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(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

               12 North State Route 17, Paramus, New Jersey 07652
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                    (Address of Principal Executive Offices)

                                  201.556.1010
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              (Registrant's Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 23, 2006, the holders of all $500,000 of NuVim(R)'s Senior Secured Notes, Richard Clark, the entertainer, and Stanly Moger, one of NuVim(R)'s directors, agreed to extend their maturity from November 2006 to January 2009. Interest will accrue at an annual rate of eight (8%) percent. Neither principal nor interest will be due until that date. As compensation, each received a warrant to purchase 100,000 shares of NuVim's common stock for $0.35 per share. The warrant may be exercised from February 2007 through August 15, 2015. As a result of this extension, the maturity of an additional $200,000 of debt which is subordinated to the Senior Secured Notes is automatically extended to January 2009.

         On August 25, 2006 Kirkpatrick & Lockhart Nicholson Graham LLP, the holder of an $120,000 unsecured note agreed to extend its maturity from November 2006 to January 2009. Interest will accrue at an annual rate of eight (8%) percent. Neither principal nor interest will be due until that date.

SECTION 8  OTHER EVENTS

ITEM 8.01  OTHER EVENTS

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  The Financial Statements of business acquired.

     Not Applicable

(b)  Pro forma financial statements.

     Not Applicable

(c)  Exhibits:

       Exhibit
       Number                  Description of Exhibit
       -------   ---------------------------------------------------------------
        10.45    Note Extension Letter with Richard Clark and Stanley Moger

        10.46 Note Extension Letter with Kirkpatrick & Lockhart Nicholson Graham LLP

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NUVIM, INC.


Date: August 28, 2006                     By: /s/ Richard Kundrat
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                                              Richard Kundrat, CEO

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                                INDEX TO EXHIBITS

Exhibit    Page
Number     Number                            Description
---------  --------   ----------------------------------------------------------
  10.45      E-1      Note Extension Letter with Richard Clark and Stanley Moger

  10.46      E-3      Note Extension Letter with Kirkpatrick & Lockhart
                      Nicholson Graham LLP